INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S CONSENT

We consent to use in this Post-Effective Amendment No. 1 to Registration Statement No. 333-110037 on Form N-1A of Pioneer Series Trust II of our reports dated January 23, 2004 appearing in the Annual Report of Papp America-Pacific Rim Fund, Inc. and Papp Small & Mid-Cap Growth Fund, Inc. which are incorporated by reference in the Statements of Additional Information of such Registration Statement and to the reference to us under the heading "Financial Highlights" in the Prospectus, which is part of this Registration Statement, and reference to us as experts in accounting and auditing under the heading "Financial Statements" in the Statements of Additional Information, which is part of this Registration Statement.

The financial highlights for each of the three years in the period ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial statements in their report dated January 17, 2002.


/s/ DELOITTE & TOUCHE LLP

Phoenix, Arizona
June 2, 2004